UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – September 9, 2008

Farmers Capital Bank Corporation
(Exact name of registrant as specified in its charter)

Kentucky	0-14412	61-1017851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 Frankfort, KY	40602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (502) 227-1668

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06                                MATERIAL IMPAIRMENTS

On September 9, 2008 the board of directors of Farmers Capital Bank Corporation (the “Company”) concluded that the Company would record an other-than-temporary impairment loss related to its investment in preferred stocks of the Federal National Mortgage Association and Federal Home Loan Mortgage Association. Information related to the impairment loss is included in a press release issued by the Company on September 9, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(C)           Exhibits

Exhibit 99.1 – Farmers Capital Bank Corporation Press Release dated September 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers Capital Bank Corporation

Date September 9, 2008	/s/ G. Anthony Busseni
G. Anthony Busseni
President and Chief Executive Officer